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                                                                   Draft 12/2/96
                                                                      Schedule I
                                                              (Timothy McCarthy)


NEITHER THIS WARRANT NOR THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF AND IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE ON EXERCISE OF THIS WARRANT ARE SUBJECT TO A SHAREHOLDER AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 31, 1996. A COPY OF SUCH SHAREHOLDER AND REGISTRATION RIGHTS AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF FRONT ROYAL, INC.

                                FRONT ROYAL, INC.

                      CLASS A COMMON STOCK PURCHASE WARRANT

                             Dated December 31, 1996


      FRONT ROYAL, INC., a North Carolina corporation (the "Company"), hereby certifies that, for value received, Timothy McCarthy, or his registered assigns ("Holder"), is entitled, subject to the terms set forth below, to the purchase from the Company from time to time up to a total of 200,000 shares of Class A Common Stock, no par value (the "Class A Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at the exercise price of $2.50 per share (as adjusted from time to time as provided in Section 7, the "Exercise Price") at any time after the date hereof and until and including the later of (i) December 31, 2001 and (ii) the second anniversary of an "Initial Public Offering" as defined in the Shareholder and Registration Rights Agreement referred to above (the "Expiration Date"), all subject to the following terms and conditions:

      1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

      2. Registration of Transfers and Exchanges. a. The Company shall register the transfer of any portion of this Warrant upon records to be maintained by the Company for that purpose,

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upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to
Section 3(b). Upon any such registration of transfer, a new warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.

            b. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      3. Duration and Exercise of Warrants. a. This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., New York time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

            b. Subject to Sections 2(b), 4 and 8, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 2200 Gateway Blvd., Suite 205, Morrisville, North Carolina, 27560, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 30 days thereafter) issue and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

      A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

            c. This Warrant shall be exercisable, either as an entirety or, from time to time, for part of the number of Warrants evidenced hereby so long as at least 5,000 Warrant Shares are purchased in any one exercise. If less than all of the Warrants Shares which may be purchased under this

      Warrant are exercised at any time, the Company shall issue, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

      4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Warrant Shares unless or until the

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person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

      6. Reservation of Warrant Shares. The Company will at all times reserve and keep available out of the aggregate of its authorized but unissued Class A Common Stock or its authorized and issued Class A Common Stock held in its treasury, for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant, the number of Warrant Shares which are then deliverable upon the exercise of this Warrant, as adjusted pursuant to Section 7 below.

      7. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. All determinations with respect to adjustments hereunder shall be made by the Board of Directors in good faith.

            a. If the Company, at any time while this Warrant is outstanding,
      (i) shall pay a stock dividend or otherwise make any distributions on shares of its Class A Common Stock payable in shares of its capital stock (whether payable in shares of such Class A Common Stock or of capital stock of any other class), (ii) subdivide outstanding shares of Class A Common Stock into a larger number of shares, (iii) combine outstanding shares of Class A Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Class A Common Stock any shares of capital stock of the Company, then the Exercise Price shall be adjusted by multiplying it by a fraction the numerator of which shall be the number of shares of Class A Common Stock outstanding before such event and the denominator of which shall be the number of shares of Class A Common Stock outstanding after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

            b. If the Company, at any time while this Warrant is outstanding, shall issue rights or warrants to all holders of Class A Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Class A Common Stock at a price per share less than the Exercise Price at the record date mentioned below, then the Exercise Price shall be adjusted by multiplying it by a fraction, the denominator of which shall be the number of shares of Class A Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of

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      additional shares of Class A Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Class A Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration without exercise of any right or warrant to purchase Class A Common Stock, the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section 7(b), the Exercise Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 7 after the issuance of such rights or warrants) had the adjustment of the Exercise Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Class A Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

            c. In case of any reclassification of the Class A Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Class A Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to exercise this Warrant to purchase only the shares of stock and other securities and property receivable upon or deemed to be held by holders of Class A Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Class A Common Stock which may be purchased by exercise of this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled.

            d. In case:

                  (i) the Company shall take a record of the holders of its
            Class A Common Stock (or other Stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any capital reorganization of the Company, any
            reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                  (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

      then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Class A Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Class A Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen days prior to the date therein specified.


            e. In any case in which any adjustment under this Section 7 is required to be made effective as of the record date for a specified event, the Company may elect to defer until occurrence of such event (A) issuing to the Holder, if an exercise under this Warrant is made after such record date, the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price prior to adjustment and (B) paying to the Holder any amount in cash in lieu of a fractional share pursuant to
      Section 8 hereof, provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares, other capital stock and/or cash upon the occurrence of the event requiring such adjustment.

            f. Any determination that the Company or the Board of Directors must make pursuant to this Section 7 shall be conclusive if made in good faith.

      8. Fractional Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

      9. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by registered or certified mail, postage prepaid, addressed as follows: (1) if to the Company, to FRONT ROYAL, INC., 2200 Gateway Blvd., Suite 205, Morrisville, North Carolina, 27560, Attention: Chief Financial Officer, or to facsimile no. (919) 469-3557; or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section
10. Any notice or other communications or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if delivered via facsimile at the facsimile number specified in this Section 10,
(ii) four (4) days after deposit in the United States mails, (iii) the date when posted, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

      10. Miscellaneous.

      a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

      b. Subject to Section 10(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the Holder and any registered holder of Warrant

Shares any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company, the Holder and any other registered holder of Warrant Shares.

      c. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of North Carolina without regard to the principles of conflicts of law thereof.

      d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

      e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                              FRONT ROYAL, INC.


                              By:______________________________________
                              Name:    J. Adam Abram
                              Title:     Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Class A Common Stock under the foregoing Warrant)

To Front Royal, Inc.:

      In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Class A Common Stock ("Class A Common Stock"), no par value, of Front Royal, Inc. and encloses herewith $________ in cash (or encloses herewith evidence of payment of such sum), which sum represents the Exercise Price (as defined in the Warrant) for the number of shares of Class A Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

      The undersigned requests that certificates for the shares of Class A Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER


                                          ______________________________________


________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


      If the number of shares of Class A Common Stock issuable upon this exercise shall not be all of the shares of Class A Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Class A Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________


________________________________________________________________________________



Dated: _____________, 19                    Name of Holder:


                                           (Print)______________________________

                                           (By:)________________________________
                                                (Title:)

          [To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase the ____________ shares of Class A Common Stock of FRONT ROYAL, INC. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of FRONT ROYAL, INC. with full power of substitution in the premises.

Dated:

_______________, 199___


                              __________________________________________________
                              (Signature must conform in all respects to name of holder asspecified on the face of the Warrant)


                              __________________________________________________
                              Address


In the presence of:


__________________________________